SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 r 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2005

FIRSTFED BANCORP, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19609 (Commission File Number)	63-1048648 (I.R.S. Employer Identification No.)

1630 Fourth Avenue North, Bessemer, Alabama 35020
(Address of Principal Executive Offices)

(205) 428-8472
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On November 17, 2005, the Registrant dismissed its independent registered public accounting firm, KPMG LLP (“KPMG”), and appointed Mauldin & Jenkins, Certified Public Accountants, LLC (“MJ”) as its new independent registered public accounting firm. This determination followed the Registrant’s decision to seek proposals from independent accountants to audit the Registrant’s financial statements for the fiscal year ending December 31, 2005. The decision to terminate the engagement of KPMG and to retain MJ was approved by the Audit Committee. KPMG’s report on the Registrant’s 2004 financial statements dated March 10, 2005, was issued in conjunction with the filing of the Registrant’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

        During the Registrant’s two most recent fiscal years ended December 31, 2004, and the subsequent interim period through November 17, 2005, there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in their reports on the financial statements for such fiscal years.

        The audit reports of KPMG on the consolidated financial statements of the Registrant and subsidiary for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

        During the Registrant’s two most recent fiscal years ended December 31, 2004 and through November 17, 2005, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

        The Registrant has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of such letter, dated November 18, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

        During the Registrant’s two most recent fiscal years ended December 31, 2004, and the subsequent interim period through November 17, 2005, the Registrant did not consult with MJ regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1	Letter of KPMG LLP dated November 18, 2005, regarding change in independent registered public accounting firm.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: November 21, 2005	FIRSTFED BANCORP, INC. By: /s/ B. K . Goodwin III B. K. Goodwin III Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number 16.1	Letter of KPMG LLP dated November 18, 2005, regarding change in independent registered public accounting firm.